UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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LIBERTY ACQUISITION HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ACQUISITION HOLDINGS CORP.
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
April 23, 2009
To Our Stockholders:
     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Liberty Acquisition Holdings Corp., to be held at 3:00 p.m., Eastern Daylight Time, on May 15, 2009, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York, 10166.
     Details of the business to be conducted at the meeting are provided in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
     Please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting.
Sincerely,
LIBERTY ACQUISITION HOLDINGS CORP.
Nicolas Berggruen
Chief Executive Officer

LIBERTY ACQUISITION HOLDINGS CORP.
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2009
To Our Stockholders:
     NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Liberty Acquisition Holdings Corp. (the “Company”) will be held at 3:00 p.m., Eastern Daylight Time, on May 15, 2009, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York, 10166, for the purpose of considering and acting upon the following:
(1)	to elect five (5) directors to the Company’s Board of Directors, each to serve until the 2010 Annual Meeting of Stockholders and until his successor has been duly elected and qualified (Proposal No. 1); and
(2)	to transact any other business as may properly come before the Annual Meeting of Stockholders and any adjournment(s) or postponement(s) thereof.
     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
     Only stockholders of record of the Company at the close of business on April 17, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
LIBERTY ACQUISITION HOLDINGS CORP.
Jared S. Bluestein
Secretary
New York, New York
April 23, 2009
YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2009
The Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at www.cstproxy.com/libertyaquisitionholdings/2009

i

LIBERTY ACQUISITION HOLDINGS CORP.
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2009
INTRODUCTION
     This proxy statement is being furnished to the holders of common stock, par value $0.0001 per share, of Liberty Acquisition Holdings Corp., a Delaware corporation (which is sometimes referred to in this proxy statement as “Liberty”, the “Company”, “we”, “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held at 3:00 p.m., Eastern Daylight Time, on May 15, 2009, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York, 10166, and at any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the enclosed form of proxy were first mailed to stockholders on or about April 23, 2009.
     Our Annual Report on Form 10-K for the year ended December 31, 2008, is enclosed with this proxy statement.
Voting Rights, Quorum and Required Vote
     Only holders of record of our common stock at the close of business on the record date, April 17, 2009, will be entitled to vote at the Annual Meeting. At the close of business on the record date there were 129,375,000 shares of common stock outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting. A quorum is required for our stockholders to conduct business at the Annual Meeting. Holders of a majority of the issued and outstanding shares of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If, however, such a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn or postpone the meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.
     For Proposal No. 1, Directors will be elected by a plurality of the votes cast. A plurality of the votes cast means the number of shares of common stock cast “for” a director’s election exceeds the number of shares of common stock cast “against” a director’s election. Abstentions and broker non-votes will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. A broker non-vote occurs when a broker or other stockholder of record holding shares for a beneficial owner submits a proxy for the meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect with regard to Proposal No. 1, since approval of a percentage of shares present or outstanding is not required for this proposal.
     All votes will be tabulated by Continental Stock Transfer & Trust Company, the inspector of election appointed for the Annual Meeting.
Voting of Proxies
     Stockholders are requested to complete, date, sign and return the accompanying proxy in the enclosed return envelope (which is postage prepaid if mailed in the United States) as promptly as possible to ensure representation at the Annual Meeting. All completed, dated, signed, and returned proxies that are not revoked will be voted in accordance with the instructions contained therein. However, dated, signed, and returned proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, or in the case of the election of the directors, as a vote “for” election of all nominees presented by the Board. In the event that sufficient votes for or in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitations of proxies. Any such adjournment or postponement would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy and entitled to vote at the Annual Meeting, provided a quorum is present.
Expenses of Solicitation
     The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by us. Following the original mailing of the proxies and other soliciting materials, we and our agents may also solicit proxies by mail, telephone, fax, the Internet or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.
Revocability of Proxies
     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.
List of Stockholders
     In accordance with Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting, for any purpose germane to the Annual Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 1114 Avenue of the Americas, 41st Floor, New York, New York 10036.
Voting Confidentiality
     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
     Our Second Amended and Restated Certificate of Incorporation and our Bylaws provide that our Board of Directors will consist of not less than one nor more than nine members, with such number to be fixed by our Board of Directors. The number of directors has been fixed at five by our Board of Directors. Messrs. Nicolas Berggruen, Martin E. Franklin, James N. Hauslein, Nathan Gantcher and Paul B. Guenther currently serve as directors and have been reviewed and recommended for nomination by our Governance and Nominating Committee and nominated by our Board of Directors for re-election at the Annual Meeting.
     If elected at the Annual Meeting, each nominee would serve until the 2010 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may only be filled by the affirmative vote of a majority of the directors then in office or by a sole remaining director. Any director so elected to fill a vacancy shall serve for the remainder of the full term in which the vacancy occurred and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal.
     Directors will be elected by a plurality of the votes cast of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares represented by a dated, signed, and returned proxy that give no instructions as to how they should be voted in a particular proposal at the Annual Meeting will be voted “for” the election of all nominees presented by our Board. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the present Board may determine. The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected.
Biographical Information for Nominees for Director
     The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of April 1, 2009, is set forth below.

Name	Age	Position with Liberty Acquisition Holdings Corp.

Nicolas Berggruen	47	President, Chief Executive Officer and Director
Martin E. Franklin	44	Chairman of the Board
James N. Hauslein	50	Director
Nathan Gantcher	68	Director
Paul B. Guenther	68	Director
     Nicolas Berggruen has been our president, chief executive officer and a member of our Board of Directors since our inception in June 2007. Mr. Berggruen founded what became Berggruen Holdings, Inc. in 1984 to act as investment advisor to a Berggruen family trust that has made over 50 control and non-control direct investments in operating businesses since 1984. Mr. Berggruen has served as the president of Berggruen Holdings, Inc. since its inception. In 1984 he also co-founded Alpha Investment Management, a multi-billion dollar hedge fund management company that was sold to Safra Bank in 2004. Mr. Berggruen also serves on the Board of Directors of Liberty Acquisition Holdings (International) Company, another blank check company. Mr. Berggruen obtained his B.S. in finance and international business from New York University.
     Martin E. Franklin has been the chairman of our Board of Directors since our inception in June 2007. Mr. Franklin has served as chairman and chief executive officer of Jarden Corporation, a broad-based consumer products company, since 2001. Prior to joining Jarden Corporation, Mr. Franklin served as chairman and a director of Bollé, Inc. from 1997 to 2000, chairman of Lumen Technologies from 1996 to 1998, and as chairman and chief executive officer of its predecessor, Benson Eyecare Corporation from 1992 to 1996. Mr. Franklin also serves on the Board of Directors of GLG Partners, Inc., Kenneth Cole Productions, Inc. and is chairman of Liberty Acquisition Holdings (International) Company, another blank check company. Mr. Franklin also serves as a director and trustee of a number of private companies and charitable institutions.

     James N. Hauslein has been a member of our Board of Directors since July 2007. Mr. Hauslein has also served as President of Hauslein & Company, Inc., a private equity firm, since May 1991. From July 1991 until April 2001, Mr. Hauslein served as Chairman of the Board of Sunglass Hut International, Inc., the world’s largest specialty retailer of non-prescription sunglasses. Mr. Hauslein also served as Sunglass Hut’s Chief Executive Officer from May 1997 to February 1998 and again from January 2001 to May 2001. Mr. Hauslein is currently a member of the Board of Directors of GLG Partners, Inc. (NYSE: GLG) and Elephant Capital PLC (AIM: ECAP). In addition, Mr. Hauslein is Chairman, CEO and Director of Atlas Acquisition Holdings Corp. (NYSE Alternext US: AGX), another blank check company. Mr. Hauslein serves on several philanthropic boards and foundations and is a member of several Alumni Advisory Boards at Cornell University. Mr. Hauslein received his M.B.A., with Distinction, from Cornell University’s Johnson Graduate School of Management and his B.S. in chemical engineering from Cornell University.
     Nathan Gantcher has been a member of our Board of Directors since August 2007. Mr. Gantcher has also served as a Managing Member of EXOP Capital LLC, a private investment firm, since 2005. From 2002 to 2004, he served as Co-Chairman and CEO of Alpha Investment Management LLC until it was sold to Safra National Bank. From 1997 to 2002, Mr. Gantcher served as the Vice Chairman of CIBC World Markets Corporation, the U.S. Section broker/dealer of Canadian Imperial Bank of Commerce (CIBC). CIBC acquired Oppenheimer & Company in November 1997. Mr. Gantcher had been with Oppenheimer since 1968 and served as its President and Co-Chief Executive Officer from 1983 until the firm was acquired in 1997. In 2003, Mr. Gantcher retired from the Board of Trustees of Tufts University where he had been a member since 1983 and Chairman for the prior eight years. He is also a member of the Board of Overseers at Columbia Business School. He is a director of Mack-Cali Realty Corporation, a real estate investment trust, and Liquidnet Holdings, an electronic marketplace for institutional investors. Mr. Gantcher received his M.B.A. from Columbia University and his B.A. in economics and biology from Tufts University.
     Paul B. Guenther has been a member of our Board of Directors since August 2007. Mr. Guenther has served as President of PaineWebber Group, Inc. from January 1994 until his retirement in April 1995. Mr. Guenther served as President of PaineWebber Incorporated from December 1988 until January 1994. Mr. Guenther has served as Chairman of the New York Philharmonic since September 1996. Mr. Guenther also currently chairs the Audit Committee of the Board of Directors of The Guardian Life Insurance Company and is a member of the Board of Directors of RS Investments, an investment management firm. Mr. Guenther serves on several philanthropic boards and is a member of several charitable organizations. Mr. Guenther received his M.B.A. from Columbia Graduate School of Business and his B.S. in economics from Fordham University.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF THE NOMINATED DIRECTORS.

Corporate Governance Guidelines and Documents
     We have adopted a code of ethics that applies to our directors. A copy of our code of ethics is available at our internet website (www.libertyacquisitionholdings.com) and will be provided in print to any stockholder who submits a request in writing to Liberty Acquisition Holdings Corp., Investor Relations, 1144 Avenue of the Americas, 41st Floor, New York, New York 10036 or by telephone at (212) 380-2230. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.
Director Independence
     Our Board of Directors has determined that each of Mr. Hauslein, Mr. Gantcher and Mr. Guenther are “independent directors” as such term is defined in Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NYSE Alternext U.S.
Board Committees
     Our Board of Directors has formed an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee is comprised of three directors. Each committee has a written charter which is available at our internet website (www.libertyacquisitionholdings.com) and will be provided in print to any stockholder who submits a request in writing to Liberty Acquisition Holdings Corp., Investor Relations, 1144 Avenue of the Americas, 41st Floor, New York, New York 10036.
     Audit Committee. Our Audit Committee consists of each of Mr. Hauslein, Mr. Gantcher and Mr. Guenther, all of whom have been determined to be “independent” as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE Alternext U.S. Our Board of Directors has determined that each of the members of our Audit Committee satisfies the financial literacy and experience requirements of the NYSE Alternext U.S. listing standards and the rules of the SEC such that each member is an “audit committee financial expert.” The responsibilities of our Audit Committee include:
•	meeting with our management periodically to consider the adequacy of our internal control over financial reporting and the objectivity of our financial reporting;

•	appointing our independent registered public accounting firm, determining the compensation of the independent registered public accounting firm and pre-approving the engagement of the independent registered public accounting firm for audit and non-audit services;

•	overseeing our independent registered public accounting firm, including reviewing independence and quality control procedures and experience and qualifications of audit personnel that are providing us audit services;

•	meeting with our independent registered public accounting firm and reviewing the scope and significant findings of the audits performed by them, and meeting with management and internal financial personnel regarding these matters;

•	reviewing our financing plans, the adequacy and sufficiency of our financial and accounting controls, practices and procedures, the activities and recommendations of our independent registered public accounting firm and our reporting policies and practices, and reporting recommendations to our full Board of Directors for approval;

•	establishing procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and, if applicable, the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

•	preparing the report required by the rules of the SEC to be included in our annual proxy statement; and

•	reviewing and approving all expense reimbursements made to our officers and directors, provided that any expense reimbursements payable to members of our Audit Committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval.
     Compensation Committee. Our Compensation Committee consists of each of Mr. Hauslein, Mr. Gantcher and Mr. Guenther, all of whom have been determined to be “independent” as defined in the rules of the NYSE Alternext U.S. The functions of our Compensation Committee include:
•	establishing overall compensation policies and recommending to our Board of Directors major compensation programs;

•	subsequent to our consummation of a business combination, reviewing and approving the compensation of our officers and directors, including salary and bonus awards;

•	administering any employee benefit, pension and equity incentive programs;

•	reviewing officers and director indemnification and insurance matters; and

•	preparing an annual report on executive compensation for inclusion in our proxy statement.
     Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of each of Mr. Hauslein, Mr. Gantcher and Mr. Guenther, all of whom have been determined to be “independent” as defined in the rules of the NYSE Alternext U.S. The functions of our Corporate Governance and Nominating Committee include:
•	recommending qualified candidates for election to our Board of Directors;

•	evaluating and reviewing the performance of existing directors;

•	making recommendations to our Board of Directors regarding governance matters, including our certificate of incorporation, bylaws and charters of our committees; and

•	developing and recommending to our Board of Directors governance and nominating guidelines and principles applicable to us.
Board Meetings
     Each of our Board of Directors and our Audit Committee met four times during fiscal 2008. Each director attended at least 75% of the total number of meetings of our Board of Directors. Each member of our Audit Committee attended at least 75% of the total number of meetings of our Audit Committee.
Director Compensation
     We do not and will not pay any compensation, fees or other payments (in cash or equity) to our directors prior to our initial business combination, or for any services rendered in order to effectuate our initial business combination. However, directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, we will generally not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

Compensation Committee Interlocks and Insider Participation
     None.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
     The following table sets forth information regarding the beneficial ownership of our common stock as of April 17, 2009, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	Mr. Berggruen and each of our other directors; and

•	Mr. Berggruen and all our other directors as a group.
     Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of (i) the founders’ warrants, the sponsors’ warrants or the co-investment warrants, as none of these warrants are exercisable within 60 days of April 17, 2009, (ii) the warrants underlying the units issued in connection with our initial public offering, as these warrants are not exercisable until the consummation of a business combination or (iii) our co-investment common stock, as the co-investment will not occur until immediately prior to the consummation of a business combination. None of the shares of common stock owned by Mr. Berggruen or any of our directors have been pledged as security.
     We have based our calculation of the percentage of beneficial ownership on 129,375,000 shares of common stock outstanding on the date hereof.

		Approximate Percentage
	Number of Shares	of Outstanding
	of Common Stock	Common Stock
Name and Address of Beneficial Owner (1)	Beneficially Owned	Beneficially Owned

Berggruen Acquisition Holdings Ltd. (2)	12,771,900	9.9%	(7)
Marlin Equities II, LLC	12,771,900	9.9	(7)
Nicolas Berggruen (2)	12,771,900	9.9	(7)
Martin E. Franklin (3)	12,771,900	9.9	(7)
Integrated Core Strategies (US) LLC (4)	9,765,000	7.5
FMR LLC (5)	8,210,950	6.2
Third Point LLC (6)	6,914,000	5.3
James N. Hauslein	110,400	*
Nathan Gantcher	110,400	*
Paul B. Guenther	110,400	*
All directors and executive officer as a group (5 individuals)	25,875,000	20%

*	Less than 1%

(1)	The business address of Marlin Equities and Mr. Franklin is 555 Theodore Fremd Avenue, Suite B-302, Rye, New York 10580. The business address of Berggruen Holdings, Mr. Berggruen and each of the other individuals is c/o Liberty Acquisition Holdings Corp., 1114 Avenue of the Americas, 41st Floor, New York, New York 10036. The business address of Integrated Core Strategies (US) LLC is 666 Fifth Avenue, New York, New York 10103. The business address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109. The business address of Third Point LLC is 390 Park Avenue, New York, New York 10022.

(2)	Our sponsor Berggruen Acquisition Holdings Ltd, a British Virgin Islands business company, is the direct subsidiary of Berggruen Holdings North America Ltd., a British Virgin Islands business company, or BHNA. BHNA is the managing and majority shareholder of Berggruen Acquisition Holdings II Ltd and a direct, wholly-owned subsidiary of Berggruen Holdings Ltd, a British Virgin Islands business company. All of the shares of Berggruen Holdings Ltd are owned by Tarragona Trust, a British Virgin Islands trust. The trustee of Tarragona Trust is Maitland Trustees Limited, a British Virgin Islands corporation acting as an institutional trustee in the ordinary course of business without the purpose or effect of changing or influencing control of us. Mr. Berggruen is a director of Berggruen Holdings Ltd and may be considered to have beneficial ownership of Berggruen Holdings’ interests in us. Mr. Berggruen disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(3)	Mr. Franklin is the majority owner and managing member of Marlin Equities and may be considered to have beneficial ownership of Marlin Equities’ interests in us. Mr. Franklin disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(4)	Based on a Schedule 13G/A filed on February 12, 2009 with the SEC jointly by Integrated Core Strategies (US) LLC (“Integrated”), Millenco LLC (“Millenco”), Millennium Management LLC (“Millennium”) and Israel A. Englander (“Englander”). The Schedule 13G/A indicates Millennium is the general partner of Integrated Holding Group LP, a Delaware limited partnership (“Integrated Holding Group”), which is the managing member of Integrated. Millennium is also the manager of Millenco. Englander is the managing member of Millennium. Millennium and Englander disclaim beneficial ownership of the securities owned by Integrated and Millenco. The Schedule 13G/A further indicates that (i) Integrated has shared voting and dispositive power with respect to 9,765,000 shares, (ii) Millenco has shared voting and dispositive power with respect to 2,218,101 shares and (iii) Millennium and Englander have shared voting and dispositive power with respect to 11,983,101 shares.

(5)	Based on a Schedule 13G filed on February 17, 2009 with the SEC jointly by FMR LLC (“FMR”), Edward C. Johnson III (“Johnson”), Fidelity Management & Research Company (“FMRC”) and Fidelity Destiny II (“Destiny”). The Schedule 13G indicates that Destiny is an investment company of FMRC, which is a wholly owned subsidiary of FMR. Johnson is the chairman of FMR. The Schedule 13G further indicates that FMR and Johnson each have sole dispositive power with respect to all such shares and that neither FMR or Johnson have sole voting power with respect to all such shares.

(6)	Based on a Schedule 13G filed on February 11, 2009 with the SEC jointly by Third Point LLC (“Third Point”) and Daniel S. Loeb (“Loeb”). The Schedule 13G indicates that Loeb is the chief executive officer of Third Point and Loeb controls Third Point’s business activities. The Schedule 13G further indicates that Third Point and Loeb have shared voting and dispositive power with respect to all such shares.

(7)	Upon consummation of the co-investment, each of Berggruen Holdings and Marlin Equities and Messrs. Berggruen and Franklin will beneficially own 23.8% of our outstanding shares. All of the shares of our common stock that Mr. Berggruen and Mr. Franklin will be deemed to beneficially own and control will be owned indirectly through their respective affiliates. Neither Mr. Berggruen nor Mr. Franklin directly owns or controls any of our shares of common stock.
     In connection with the vote required for our initial business combination, each of our founders has agreed to vote the shares of common stock acquired by it before our initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders. Each of our founders has also agreed to vote any shares acquired by it in or after our initial public offering in favor of our initial business combination. Therefore, if with respect to all shares acquired in or after our initial public offering, it must vote such shares in favor of the proposed business combination and has, as a result, waived the right to exercise redemption rights for those shares in the event that our initial business combination is approved by a majority of our public stockholders.
Securities Authorized for Issuance Under Equity Compensation Plans
     We have no compensation plans under which equity securities are authorized for issuance.

EXECUTIVE OFFICERS
     Our only executive officer is Nicolas Berggruen, our chief executive officer. Mr. Berggruen, who is 47 years old, has been our president, chief executive officer and a member of our Board of Directors since our inception in June 2007. Mr. Berggruen founded what became Berggruen Holdings, Inc. in 1984 to act as investment advisor to a Berggruen family trust that has made over 50 control and non-control direct investments in operating businesses since 1984. Mr. Berggruen has served as the president of Berggruen Holdings, Inc. since its inception. In 1984 he also co-founded Alpha Investment Management, a multi-billion dollar hedge fund management company that was sold to Safra Bank in 2004. Mr. Berggruen also serves on the Board of Directors of Liberty Acquisition Holdings (International) Company, another blank check company. Mr. Berggruen obtained his B.S. in finance and international business from New York University.
REPORT OF THE COMPENSATION COMMITTEE
     The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on the review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation Committee of the Board of Directors:
James N. Hauslein
Nathan Gantcher
Paul B. Guenther
COMPENSATION DISCUSSION AND ANALYSIS
     Neither Mr. Berggruen nor any of our other directors has received any cash compensation for services rendered. In August 2007, each of our independent directors purchased 110,400 units (after giving effect to the 1 for 5 unit dividend) for a purchase price of $106.66. However, none of them serve as officers of ours nor receive any compensation for serving in such role, other than reimbursement of actual out-of-pocket expenses. As the price paid was fair market value at the time, we do not consider the value of the units at the offering price to be compensation. Rather, we believe that because they own such shares, no compensation (other than reimbursement of out of pocket expenses) is necessary and such persons agreed to serve in such role without compensation.
     We have agreed to pay Berggruen Holdings, Inc., an affiliate of Mr. Berggruen, a total of $10,000 per month for office space, administrative services and secretarial support until the earlier of our consummation of a business combination or our liquidation. This arrangement is being agreed to by Berggruen Holdings, Inc. for our benefit and is not intended to provide Berggruen Holdings, Inc. compensation in lieu of a management fee. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party.
     Other than this $10,000 per-month fee, no compensation of any kind, including finder’s and consulting fees, has been, is or will be paid to Mr. Berggruen, our directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, these individuals and the sponsors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. After a business combination, Mr. Berggruen and any of our directors who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider a business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation.
     Other than the securities described above in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, neither our officers nor our directors has received any of our equity securities.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
     On August 9, 2007, Berggruen Holdings, which is controlled by Mr. Berggruen, purchased 12,771,900 of our units (after giving effect to our unit dividend) for an aggregate purchase price of $12,340 and Marlin Equities, which is controlled by Mr. Franklin, purchased 12,771,900 of our units (after giving effect to our unit dividend) for an aggregate purchase price of $12,340. In addition, on August 9, 2007, each of our directors purchased 110,400 units (after giving effect to our unit dividend) for a purchase price of $106. The units are identical to those sold in our initial public offering, except that:
•	each of our founders has agreed to vote its founders’ common stock in the same manner as a majority of the public stockholders who vote at the special or annual meeting called for the purpose of approving our initial business combination. As a result, they will not be able to exercise redemption rights with respect to the founders’ common stock if our initial business combination is approved by a majority of our public stockholders;

•	the warrants underlying such units become exercisable after our consummation of a business combination if and when the last sales price of our common stock equals or exceeds $15.00 per share for any 20 trading days within a 30 trading day period beginning 90 days after such business combination; and

•	the warrants underlying such units are non-redeemable for so long as they are held by our founders or their permitted transferees.
     On August 9, 2007, Berggruen Holdings agreed to purchase 6,000,000 of our warrants to purchase one share of our common stock at a price of $1.00 per warrant. Berggruen Holdings purchased such warrants from us immediately prior to the consummation of our initial public offering on December 12, 2007.
     On August 9, 2007, Berggruen Holdings agreed to invest $30.0 million in us in the form of co-investment units at a price of $10.00 per unit (after giving effect to our unit dividend). Berggruen Holdings is obligated to purchase such co-investment units from us immediately prior to the consummation of a business combination.
     On August 9, 2007, Marlin Equities agreed to purchase 6,000,000 of our warrants to purchase one share of our common stock at a price of $1.00 per warrant. Marlin Equities purchased such warrants from us immediately prior to the consummation of our initial public offering on December 12, 2007.
     On August 9, 2007, Marlin Equities agreed to invest $30.0 million in us in the form of co-investment units at a price of $10.00 per unit (after giving effect to our unit dividend). Marlin Equities is obligated to purchase such co-investment units from us immediately prior to the consummation of a business combination.
     Pursuant to a registration rights agreement dated December 6, 2007 between us and our founders, our founders are entitled to certain registration rights. Specifically, (i) the sponsors’ warrants and the underlying common stock, and the co-investment warrants and the underlying common stock, will be entitled to certain registration rights upon the consummation of a business combination; (ii) the founders’ warrants and the underlying common stock will be entitled to certain registration rights 90 days after the consummation of a business combination; and (iii) the founders’ units, founders’ common stock, co-investment units and co-investment common stock will be entitled to certain registration rights one year after the consummation of a business combination. We are only required to use our best efforts to cause a registration statement relating to the resale of such securities to be declared effective and, once effective, only to use our best efforts to maintain the effectiveness of the registration statement. The holders of warrants do not have the rights or privileges of holders of our common stock or any voting rights until such holders exercise their respective warrants and receive shares of our common stock. Certain persons and entities that receive any of the above described securities from our founders will, under certain circumstances, be entitled to the registration rights described herein. We will bear the expenses incurred in connection with the filing of any such registration statements.
     We have agreed to pay Berggruen Holdings, Inc., an affiliate of Mr. Berggruen, a total of $10,000 per month for office space, administrative services and secretarial support until the earlier of our consummation of a business combination or our liquidation. This arrangement is being agreed to by Berggruen Holdings, Inc. for our benefit and is not intended to provide Berggruen Holdings, Inc. compensation in lieu of a management fee. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party. Prior to the consummation of our initial public offering, Berggruen Holdings has agreed to provide us with office space, administrative services and secretarial support at no charge.
     During the period while we are pursuing the acquisition of a target business, Mr. Berggruen has agreed to present business combination opportunities that fit within our criteria and guidelines to us.
     Berggruen Holdings has agreed to make three investment professionals located at the Berggruen Holdings’ offices in New York, Los Angeles and London available at no cost to us to actively source an acquisition for us. Each of these investment professionals has agreed with us that such individual will not present us with a potential business combination opportunity with a company (i) with which such individual has had any discussions, formal or otherwise, with respect to a business combination with another company prior to the consummation of our initial public offering or (ii) that is competitive with any portfolio company of Berggruen Holdings until after such individual has presented the opportunity to such portfolio company and such portfolio company has determined not to proceed with that opportunity.
Conflicts of Interest
General

Our stockholders should be aware of the following potential conflicts of interest:

•	None of our officers or directors are required to commit any specified amount of time to our affairs and, accordingly, they will have conflicts of interest in allocating management time among various business activities.

•	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. They may have conflicts of interest in determining to which entity a particular business opportunity should be presented. Accordingly, we do not expect our independent directors to present investment and business opportunities to us. For a more complete description of our management’s other affiliations, see “Biographical Information for Nominees for Director.”

•	Our officers and directors are or may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our company, which may include blank check companies with a focus on North American companies with valuations between $1.0 billion to $4.0 billion. As described in more detail elsewhere in this proxy statement, entities affiliated with Mr. Franklin currently include Jarden Corporation, GLG Partners and Liberty Acquisition Holdings (International) Company (“LAHIC”) and entities affiliated with Mr. Berggruen previously included GLG Partners and currently include LAHIC, each of which has the size and wherewithal to compete with us to acquire an entity with valuations between $1.0 billion to $4.0 billion. You should assume that these conflicts will not be resolved in our favor.

•	Our directors may have a conflict of interest in determining whether a particular target business is appropriate for us and our stockholders since two of our directors, Messrs. Berggruen and Franklin, are affiliated with our sponsors. Each of our sponsors is subject to transfer restrictions, which terminate one year following our consummation of a business combination. The personal and financial interests of our directors may influence his/their motivation in identifying and selecting a target business, completing a business combination timely and securing the release of founders’ common stock.

•	In the event we elect to make a substantial down payment, or otherwise incur significant expenses, in connection with a potential business combination, our expenses could exceed the remaining proceeds not held in trust. Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if we incur such excess expenses. Specifically, our officers and directors may tend to favor potential business combinations with target businesses that offer to reimburse any expenses in excess of our available proceeds not held in trust as well as the interest income of $10.35 million earned on the trust account balance and previously released to us to fund our working capital requirements. While the board of directors has not yet determined what procedures it will use to determine the reasonableness of expenditures and down payments in connection with a proposed acquisition, it will use its business judgment in analyzing such issues.

•	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of Mr. Berggruen and any such other officer or directors were included by a target business as a condition to any agreement with respect to a business combination. We have been advised by Mr. Berggruen and our other officer and directors that they will not take retaining their positions into consideration in determining which acquisition to pursue.
     In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:
•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business;

•	the corporation has an interest or expectancy in the opportunity; and

•	by taking the opportunity, the fiduciary will be placed in a position that conflicts with his duties to the corporation.
     Accordingly, as a result of these multiple business affiliations, Mr. Berggruen and our other officer and directors may have similar legal obligations to present business opportunities meeting the above listed criteria to multiple entities and we do not expect our independent directors to present investment and business opportunities to us. In addition, conflicts of interest may arise when our board of directors evaluates a particular business opportunity with respect to the above-listed criteria. We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.
     Mr. Berggruen and each of our other officer and directors has, or may come to have, other fiduciary obligations. Mr. Berggruen and a majority of our other officer and directors have fiduciary obligations to other companies on whose board of directors they presently sit, or may have obligations to companies whose board of directors they may join in the future. To the extent that they identify business opportunities that may be suitable for us or other companies on whose board of directors they may sit, our directors will honor those fiduciary obligations. Accordingly, they may not present opportunities to us that come to their attention in the performance of their duties as directors of such other entities unless the other companies have declined to accept such opportunities or clearly lack the resources to take advantage of such opportunities.
     Additionally, Mr. Berggruen and our other officer and directors may become aware of business opportunities that may be appropriate for presentation to us as well as the other entities with which they are or may be affiliated. As set forth above, we do not expect our independent directors to present investment and business opportunities to us.
     Conflict of Interest Procedures with Respect to Mr. Berggruen
     Although Mr. Berggruen is the president of Berggruen Holdings Ltd, Mr. Berggruen is not on the board of directors nor is he an officer of any of the portfolio companies of Berggruen Holdings Ltd and therefore does not owe any direct fiduciary duties to such portfolio companies. Mr. Berggruen was a director of GLG Partners until January 2009 and is a director of LAHIC, neither of which is a portfolio company of Berggruen Holdings Ltd. In addition, during the period while we are pursuing the acquisition of a target business and except as discussed below with respect to Berggruen Holdings Ltd, Mr. Berggruen has agreed to present business combination opportunities that fit within our criteria and guidelines to us in accordance with the procedures outlined below.
     We recognize that Mr. Berggruen may be deemed an affiliate of Berggruen Holdings Ltd’s portfolio companies and that a conflict of interest could arise if an opportunity is an appropriate fit for one of such companies. We believe that the procedures established with respect to the sourcing of a deal by the employees of Berggruen Holdings Ltd whereby a potential business combination opportunity with a company that is competitive with any portfolio company of Berggruen Holdings Ltd will not be presented to us until after such individual has presented the opportunity to such portfolio company and such portfolio company has determined not to proceed, eliminates such conflict for Mr. Berggruen. A business combination opportunity will be considered competitive with a Berggruen Holdings Ltd portfolio company if the target company is engaged in the design, development, manufacture, distribution or sale of any products, or the provision of any services, which are the same as, or competitive with, the products or services which a Berggruen Holdings Ltd portfolio company designs, develops, manufactures, distributes or sells. Berggruen Holdings Ltd’s portfolio companies presently include a print finishing company, a media storage company, a financial services company, a wood treatment company, an enterprise software business, an aerospace parts supplier, a furniture manufacturing and distribution company, a post-secondary education company, a hotel development company and an automobile rental company. Berggruen Holdings Ltd may at any time, or from time to time, acquire additional portfolio companies or dispose of existing portfolio companies. Any such newly acquired portfolio company would be covered by this obligation.
     Conflict of Interest Procedures with Respect to Berggruen Holdings and Berggruen Holdings Ltd
     We have entered into letter agreements with our sponsor, Berggruen Holdings, Berggruen Holdings Ltd, and three of its investment professionals that allow us from December 12, 2007 until the earlier of the consummation of our initial business combination or our liquidation, to have a right of first review if Berggruen Holdings, Berggruen Holdings Ltd, or any of such investment professionals becomes aware of, or involved with, business combination opportunities with an enterprise value of $750.0 million or more. If such opportunities are identified, such entity or individual will first offer the business opportunity to us and will only pursue such business opportunity if our board of directors determines that we will not do so, unless such business combination opportunity is competitive with one of the portfolio companies of Berggruen Holdings Ltd, in which case it would first be offered to such portfolio company. A Berggruen Holdings Ltd portfolio company is defined as a company of which Berggruen Holdings Ltd, directly or indirectly, controls a majority of the voting stock or a majority of the board of directors. We will not have any such right of first review with respect to business combination opportunities with an enterprise value of less than $750.0 million. We believe that none of the Berggruen Holdings Ltd portfolio companies has the size and wherewithal to compete with us to acquire an entity with valuations between $1.0 billion to $4.0 billion without significant financing from an existing stockholder or from a third party. In addition, none of the Berggruen Holdings Ltd portfolio companies has stated criteria for businesses it may seek to acquire in the future although they are not prohibited from acquiring businesses with valuations in the $1.0 billion to $4.0 billion range. Berggruen Holdings Ltd will be subject to the conflict of interest procedures described above and as a result will not compete with us regarding acquisition opportunities.
     Conflict of Interest Procedures with Respect to Berggruen Holdings Ltd’s Employees
     None of the investment professionals that are being made available to us by Berggruen Holdings Ltd owe any fiduciary duty to us, and none of them is required to commit any specified amount of time to our affairs. These individuals will only help identify target companies and assist with the due diligence of the target company. Each of those individuals has agreed with us that such individual will not present us with a potential business combination opportunity with a company (i) with which such individual has had any discussions, formal or otherwise, with respect to a business combination with another company prior to the consummation of our initial public offering or (ii) that is competitive with any portfolio company of Berggruen Holdings Ltd, until after such individual has presented the opportunity to such portfolio company and such portfolio company has determined not to proceed with that opportunity. A business combination opportunity will be considered competitive with a Berggruen Holdings Ltd portfolio company if the target company is engaged in the design, development, manufacture, distribution or sale of any products, or the provision of any services, which are the same as, or competitive with, the products or services which a Berggruen Holdings Ltd portfolio company designs, develops, manufactures, distributes or sells.

     Conflict of Interest Procedures with Respect to Mr. Franklin and Jarden Corporation
     Mr. Franklin is chairman and chief executive officer of Jarden Corporation. Jarden Corporation is a leading provider of niche consumer products used in and around the home. Jarden Corporation operates in three primary business segments through a number of well recognized brands, including: (1) Branded Consumables: Aviator®, Ball®, Bee®, Bernardin®, Bicycle®, BRK®, Crawford®, Diamond®, Dicon®, First Alert®, Forster®, Hoyle®, KEM®, Kerr®, Lehigh®, Leslie-Locke®, Loew Cornell® and Pine Mountain®; (2) Consumer Solutions: Bionaire®, Crock-Pot®, FoodSaver®, Health o meter®, Mr. Coffee®, Oster®, Patton®, Rival®, Seal-a-Meal®, Sunbeam® and Villaware®; and (3) Outdoor Solutions: Abu Garcia®, Adio®, All Star®, Atlas™, Berkley®, Coleman®, deBeer®, Ex Officio®, Fenwick®, 5150 Snowboards®, Gait by deBeer®, Gulp®, Hodgman®, JRC™, K2®, Line®, Little Bear®, Madshus®, Mad Dog Gear®, Marker®, Marmot®, Miken®, Mitchell®, Morrow®, Penn®, Pflueger®, Planet Earth®, Rawlings®, Ride®, Sevenstrand®, Sevylor®, Shakespeare®, Sospenders®, Spiderwire®, Stearns®, Stren®, Trilene®, Tubbs®, Ugly Stik®, Volkl®, Worth® and Xtools®. Jarden’s publicly announced acquisition criteria is to acquire focused, niche consumer product companies that demonstrate a combination of attractive margins, strong cash flow characteristics, category leading positions and products that generate recurring revenues, with a particular focus on businesses or brands with product offerings that provide expansion into related categories that can be marketed through its existing distribution channels or provide it with new distribution channels for its existing products.
     We have entered into an agreement with Mr. Franklin whereby (i) we have acknowledged that Mr. Franklin has committed to Jarden’s Board of Directors that we generally do not intend to seek transactions that fit within Jarden’s publicly announced acquisition criteria and (ii) we will not interfere with Mr. Franklin’s obligations to Jarden. However, in order to avoid the potential for a conflict of interest, Mr. Franklin has further committed to Jarden that he will review any potential target company to determine whether such company fits within Jarden’s publicly announced acquisition criteria. If Mr. Franklin determines that such company fits within such criteria, Mr. Franklin will first confirm with an independent committee of Jarden’s Board of Directors that Jarden is not interested in pursuing a potential business combination opportunity with such company (whether such a transaction was sourced by Mr. Franklin, Mr. Berggruen, another Berggruen Holdings Ltd investment professional or any other person). If the independent committee concludes that Jarden was interested in that opportunity, we have agreed not to continue with that transaction. Although Jarden’s stated acquisition criteria do not specify a valuation range for the businesses they may seek to acquire, Jarden may, and has the size and wherewithal to, acquire an entity with valuations in the $1.0 billion to $4.0 billion range. We do not believe that the potential conflict of interest with Jarden will cause undue difficulty in finding acquisition opportunities for us given the nature of Jarden’s acquisition criteria. GLG Partners is not a portfolio company of Marlin Equities or Jarden Corporation.
     Conflict of Interest Procedures with Respect to GLG Partners
     Mr. Franklin is a director of GLG Partners, Inc. and Mr. Berggruen was a director of GLG Partners until January 2009. GLG Partners was previously a blank check company formed by our sponsors in June 2006 which consummated its initial business combination on November 2, 2007. GLG Partners operates in the alternative asset management sector. Although we do not have an industry focus, we may compete with GLG Partners for acquisition opportunities in the alternative asset management sector. GLG Partners does not have stated criteria for businesses it may seek to acquire in the future. However, we believe that GLG Partners may, and has the size and wherewithal to, acquire an entity with valuations in the $1.0 billion to $4.0 billion range. We are party to an agreement with Mr. Franklin whereby we have acknowledged that we will not interfere with his obligations to GLG Partners. Additionally, in order to avoid the potential for a conflict of interest, Mr. Franklin has committed to GLG Partners that he will first review any potential target company identified by him to determine whether such company fits within GLG Partners’ acquisition criteria. If Mr. Franklin determines that a target company does fit within the acquisition criteria of GLG Partners, he will first present such potential target to GLG Partners. Mr. Franklin will not present the potential business combination opportunity to us or our board unless GLG Partners confirms that it is not interested in pursuing a business combination with such company.
     Accordingly, all potential business combination opportunities with target companies in the alternative asset management sector that are identified by Mr. Franklin will be required to be presented first to GLG Partners before they can be presented to us. This procedure will make it unlikely that we will acquire a target company in the alternative asset management sector.

     Conflict of Interest Procedures with Respect to LAHIC
     In January 2008, Berggruen Holdings and Marlin Equities formed LAHIC. LAHIC is a blank check company that will seek business combination opportunities with companies with principal business operations outside of North America. We are contractually prohibited from seeking business combination opportunities with companies with principal business operations outside of North America until the earlier to occur of (a) the execution of a definitive agreement for a business combination by LAHIC or any blank check company formed by our sponsors with a jurisdiction of incorporation outside of the United States and with focus on effecting a business combination with a target business with principal business operations outside of North America, or (b) the liquidation and dissolution of LAHIC or such international blank check companies. We will not seek a waiver of these restrictions from LAHIC or such international blank check companies. In the event that we pursue a business combination with a target business with principal business operations outside of North America, our search criteria and guidelines will be the same as that which we will employ for a business whose principal operations are in North America. Accordingly, all potential business combination opportunities with target companies with principal business operations outside North America that are identified by Messrs. Berggruen or Franklin will be required to be presented first to LAHIC before they can be presented to us. LAHIC’s stated acquisition criteria includes the acquisition of businesses with valuations between €1.0 billion to €4.0 billion (approximately $1.4 billion to $5.6 billion). We do not believe that the potential conflict of interest with LAHIC will cause undue difficulty in finding acquisition opportunities for us.
     Other Conflict of Interest Limitations
     To further minimize potential conflicts of interest, we will not acquire an entity that is either a portfolio company of, or has otherwise received a financial investment from, our sponsors, directors, officers or their affiliates. In addition, we will not enter into a business combination with any underwriters or selling group members or any of their affiliates, unless we obtain an opinion from an unaffiliated, independent investment banking firm which is a member of FINRA that a business combination with such target business is fair to our stockholders from a financial point of view. Any such opinion will be included in our proxy solicitation materials, furnished to stockholders in connection with their vote on such a business combination. If we were to obtain an opinion, we do not anticipate that stockholders would be entitled to rely on such opinion, nor would we take this into consideration when deciding which investment banking firm to hire.
     Our officers, directors, and sponsors are free to become affiliated with new blank check companies or entities engaged in similar business activities prior to our identifying and acquiring a target business. Each of our sponsors, officers and directors has agreed that if he or it becomes involved with any new blank check companies whose acquisition criteria include North American companies with valuations between $1.0 billion to $4.0 billion prior to the consummation of our initial business combination, any potential opportunities that fit such criteria would first be presented to us. Other than as described under “Certain Relationships, Related Transactions and Director Independence” in this proxy statement, none of our sponsors, officers or directors currently owe a pre-existing fiduciary duty to any other entity to present investment opportunities of this size to such entity prior to presenting them to us.
REPORT OF THE AUDIT COMMITTEE
     Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
     The Audit Committee has met and had various discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm.

     The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).
     The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee also considered whether the independent registered public accounting firm’s provision of audit and non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence.
     The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee has discussed with the independent registered public accounting firm, with and without management present, the results of the audit.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2008, be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board of Directors:
James N. Hauslein
Nathan Gantcher
Paul B. Guenther
INDEPENDENT ACCOUNTANTS
     During fiscal years 2008 and 2007, the firm of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) served as our independent registered certified public accounting firm. Rothstein Kass manages and supervises the audit, and is exclusively responsible for the opinion rendered in connection with its examination. We do not expect that a representative from Rothstein Kass will be present at the Annual Meeting. The following is a summary of fees paid to Rothstein Kass for services rendered:
     Audit Fees
     We were billed an aggregate of $77,500 for professional services rendered by Rothstein Kass for the year ended December 31, 2008 for (a) the annual audit of our financial statements for such year, (b) reviews of SEC filings and (c) assistance with establishing our internal control over financial reporting. We were billed an aggregate of $87,500 for professional services rendered by Rothstein Kass for the year ended December 31, 2007 for (a) the annual audit of our financial statements for such year, (b) the audit of our financial statements dated August 9, 2007 and December 12, 2007 and filed with our registration statement on Form S-1 or our current reports on Form 8-K and (c) reviews of SEC filings.
     Audit-Related Fees
     We did not receive audit-related services that are not reported as Audit Fees for the fiscal years ended December 31, 2008 or December 31, 2007.

     Tax Fees
     We were billed an aggregate of $16,650 and $15,000 for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2008 or December 31, 2007, which included assistance with the preparation of our tax returns and estimations of quarterly tax payments.
     All Other Fees
     We did not receive products and services provided by Rothstein Kass, other than those discussed above, for the fiscal years ended December 31, 2008 or December 31, 2007.
     Pre-Approval Policy
     The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for us by Rothstein Kass, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
     All services of Rothstein Kass for the fiscal year ended December 31, 2008, described above, were pre-approved by the Audit Committee.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the year ended December 31, 2008, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.
DIRECTORS’ ATTENDANCE AT ANNUAL MEETINGS
     We invite our Board members to attend the annual stockholder meetings.
STOCKHOLDER PROPOSALS
     For a stockholder nomination to the Board or other proposal to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to our principal executive offices.
     To be timely for the 2010 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed and received by us at our principal executive offices between January 14, 2010 and February 13, 2010. A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the Annual Meeting the information required by our Bylaws.
     Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2010 Annual Meeting must be received by us not later than December 24, 2009, in order to be considered for inclusion in our proxy materials for that meeting.

STOCKHOLDER COMMUNICATIONS
     Any stockholder of the Company wishing to communicate with the Board may write to the Board of Directors, c/o Liberty Acquisition Holdings Corp., 1114 Avenue of the Americas, 41st Floor, New York, New York 10036. These letters will be forwarded directly to the Board. Stockholders may indicate in their letters if their communication is intended to be provided to certain director(s) only.
OTHER BUSINESS
     The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
     Whether or not you expect to attend the meeting, please complete, date, sign and return the accompanying proxy in the enclosed return envelope (which is postage prepaid if mailed in the United States) as promptly as possible to ensure representation at the Annual Meeting.
ANNUAL REPORT
     A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which we refer to as our Annual Report, is being mailed to stockholders with this proxy statement. We have filed with the SEC our Annual Report, which is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Liberty stockholder, we will mail without charge a copy of our Annual Report, which includes our financial statements and financial statement schedules, but excludes exhibits. Exhibits are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

LIBERTY ACQUISITION HOLDINGS CORP.
Vote Your Proxy by mail:
Please complete, sign, and date your proxy card and return it in the return envelope provided (which is postage prepaid if mailed in the United States) or return it to Liberty Acquisition Holdings Corp., 1114 Avenue of the Americas, 41st Floor, New York, New York 10036.
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING DIRECTORS SET FORTH IN PROPOSAL NO. 1. 1. PROPOSAL NO. 1.	Please mark your votes like this	X
ELECTION OF THE FOLLOWING DIRECTOR NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS TO SERVE UNTIL THE 2010 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED:

NOMINEES:	(01) Nicolas Berggruen	☐ FOR	☐ AGAINST	☐ ABSTAIN
	(02) Martin E. Franklin	☐ FOR	☐ AGAINST	☐ ABSTAIN
	(03) James N. Hauslein	☐ FOR	☐ AGAINST	☐ ABSTAIN
	(04) Nathan Gantcher	☐ FOR	☐ AGAINST	☐ ABSTAIN
	(05) Paul B. Guenther	☐ FOR	☐ AGAINST	☐ ABSTAIN
In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.
The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of 2009 Annual Meeting of Stockholders and the Proxy Statement, both dated April 23, 2009, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Please indicate if you plan to attend this meeting:	YES ☐	NO ☐
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2009.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the
Company’s Annual Meeting of Stockholders to be held May 15, 2009:
The Company’s Proxy Statement and Annual Report on Form 10-K for
the fiscal year ended December 31, 2008 are available at
http://www.cstproxy.com/libertyacquisitionholdings/2009
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
PROXY CARD
LIBERTY ACQUISITION HOLDINGS CORP.
COMMON STOCK PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2009
          The undersigned hereby appoints Nicolas Berggruen and Martin E. Franklin, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of Liberty Acquisition Holdings Corp. (the “Company”) which the undersigned may be entitled to vote at our 2009 Annual Meeting of Stockholders to be held at 3:00 p.m., Eastern Daylight Time, on May 15, 2009, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York, 10166, and at any and all adjournments and postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. Each outstanding share of common stock entitles the undersigned to cast one vote on the proposal. As of the record date, April 17, 2009, there were 129,375,000 of the Company’s common stock outstanding and entitled to vote.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN AND (II) IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.
(Continued, and to be marked, dated and signed, on the other side)